MANAGEMENT LIQUIDITY PLANS	9 Months Ended
Sep. 30, 2016
Going Concern [Abstract]
Going Concern [Text Block]
NOTE 2: MANAGEMENT LIQUIDITY PLANS

As of September 30, 2016, the Company had cash of $1,494,513 and working capital deficit of $2,742,006, principally due to the inclusion of non-cash derivative liability recorded in current liabilities. Excluding the derivative liability, the Company’s working capital would have been $906,237. In addition, the Company used actual net cash in operations of $1,711,819 during the nine months ended September 30, 2016. The Company has incurred net losses since inception. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

In May 2016, the Company sold shares of common stock and warrants for net proceeds, after commissions and other costs, of approximately $1,579,082.  It is anticipated that the proceeds from the sale of its common stock and warrants will provide the Company with cash sufficient to fund operations through May 2017.

The Company expects that cash used in operations will decrease significantly over the next several years as the Company executes its business plan. In the event that the Company is not able to fully achieve its plan, the Company may need to raise additional funds through equity or debt financing. If the Company is unsuccessful in raising additional financing, it will need to reduce costs and operations in the future.

Accordingly, the accompanying financial statements have been prepared in conformity with U.S. GAAP, which contemplates continuation of the Company as a going concern and the realization of assets and satisfaction of liabilities in the normal course of business. The carrying amounts of assets and liabilities presented in the financial statements do not necessarily purport to represent realizable or settlement values. The financial statements do not include any adjustment that might result from the outcome of this uncertainty.